UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2024

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 Grand Ave, #450

Miami, FL 33133

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Digital World Acquisition Corp., a Delaware corporation (“Digital World” or the “Company”), a direct and wholly owned subsidiary of Digital World (“Merger Sub”), and Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”), entered into an Agreement and Plan of Merger, dated as of October 20, 2021 (as amended by the First Amendment to Agreement and Plan of Merger, dated May 11, 2022, the Second Amendment to Agreement and Plan of Merger, dated August 9, 2023, the Third Amendment to Agreement and Plan of Merger, dated September 29, 2023, and as it may be further amended or supplemented from time to time, the “Merger Agreement”), pursuant to which, among other transactions, Merger Sub will merge with in and into TMTG (the “Business Combination”) with TMTG surviving as a wholly owned subsidiary of Digital World. Upon the consummation of the Business Combination, Digital World will change its name to “Trump Media & Technology Group Corp.”

Also, as previously disclosed by Digital World, on February 29, 2024, ARC Global Investments II, LLC (“ARC”), Digital World’s sponsor, which is controlled by Mr. Patrick Orlando, Digital World’s former chairman of the board of directors (the “Board”) and chief executive officer and a current member of the Board, filed a lawsuit, captioned ARC Global Investments II, LLC v. Digital World Acquisition Corp., Eric Swider, Frank J. Andrews, Edward J. Preble and Jeffery A. Smith (the “Delaware Lawsuit”), in the Court of Chancery of the State of Delaware (the “Chancery Court”). ARC’s complaint alleges impending violation of the Digital World Charter for failure to commit to issue the number of conversion shares to ARC that ARC claims it is owed upon the consummation of the Business Combination. The complaint claims entitlement to a conversion ratio of 1.78:1.

In addition to its complaint filed on February 29, 2024, ARC also filed a motion with the Chancery Court requesting that the case schedule be expedited to enable the Chancery Court to conduct an injunction hearing prior to the March 22, 2024 shareholder vote. On March 3, 2024, Digital World filed an opposition to ARC’s motion to expedite, and ARC filed a reply on March 4, 2024.

On March 5, 2024, the Chancery Court held a hearing to decide ARC’s motion to expedite the case schedule, which was argued on Digital World’s behalf by Paul Hastings LLP partner Brad Bondi. Following oral argument by the parties, the Vice Chancellor ruled that ARC’s motion was denied “insofar as the court will not hold a merits or injunction hearing before March 22[, 2024].” The Chancery Court ruled that Digital World’s proposal to place disputed shares into an escrow account upon the closing of the Business Combination was sufficient to preclude a possibility of irreparable harm related to the conversion of ARC’s shares. Additionally, the Chancery Court ruled that Digital World’s public disclosures regarding the nature of ARC’s claims and possible conversion scenarios at the closing of the Business Combination further precluded a possibility of irreparable harm related to inadequate disclosure for purposes of the March 22, 2024 vote.

In issuing its ruling, the Chancery Court ruled that by March 8, 2024, ARC and Digital World must confer and propose a schedule by which the Chancery Court may resolve the action within 150 days following the Business Combination. The Chancery Court also further ordered the parties to provide the court with a stipulation by March 8, 2024 regarding ARC’s ability to maintain standing over its claim following its vote in favor of the Business Combination. Additionally, the Chancery Court requested that the parties stipulate to the establishment of an escrow account for the placement of disputed shares following the Business Combination, to be held pending conclusion of the action. Finally, the Chancery Court requested that counsel for Digital World submit a letter to the Chancery Court by March 8, 2024 “addressing how this litigation will proceed alongside the Florida litigation” filed by Digital World on February 27, 2024 in the Circuit Court of Sarasota County, Florida.

As developments in the Delaware Lawsuit have occurred following the filing of Digital World’s definitive proxy statement/prospectus (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on February 16, 2024, this Current Report is being filed to update and supplement the Proxy Statement. Terms used in this Current Report, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.

Digital World is providing supplemental disclosures set forth in this Current Report. The supplemental information contained in this Current Report should be read in conjunction with the Proxy Statement, both of which we urge you to read in their entireties. Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the extent that information in this Current Report differs from, or updates, information contained in, the Proxy Statement, the information in this Current Report shall supersede or supplement the information in the Proxy Statement. Except as otherwise described in this Current Report, the Registration Statement (as defined below), the Proxy Statement, the annexes to the Proxy Statement and the documents referred to, contained in or incorporated by reference in the Proxy Statement are not otherwise modified, supplemented or amended.

If you have not already submitted a proxy card for use at the Company virtual special meeting, you are urged to do so promptly. This Current Report does not affect the validity of any proxy card or voting instructions that the Company stockholders may have previously received or delivered. No action is required by any Company stockholder who has previously delivered a proxy or voting instructions and who does not wish to revoke or change that proxy or voting instructions.

Supplemental Disclosures to Proxy Statement

All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The following disclosure is inserted in “The Business Combination Proposal (Proposal 1) – Legal Proceedings – Lawsuit Against the Sponsor and Patrick Orlando” on page 230 below the paragraph starting with “The complaint alleges impending violation of the Digital World Charter for failure to commit to issue the number of conversion shares to the Sponsor that the Sponsor claims it is owed upon the consummation of the Business Combination:”

In addition to its complaint filed on February 28, 2024, ARC also filed a motion with the Chancery Court requesting that the case schedule be expedited to enable the Chancery Court to conduct an injunction hearing prior to the March 22, 2024 shareholder vote. On March 3, 2024, Digital World filed an opposition to ARC’s motion to expedite, and ARC filed a reply on March 4, 2024.

On March 5, 2024, the Chancery Court held a hearing to decide ARC’s motion to expedite the case schedule, which was argued on Digital World’s behalf by Paul Hastings LLP partner Brad Bondi. Following oral argument by the parties, the Vice Chancellor ruled that ARC’s motion was denied “insofar as the court will not hold a merits or injunction hearing before March 22[, 2024].” The Chancery Court ruled that Digital World’s proposal to place disputed shares into an escrow account upon the closing of the Business Combination was sufficient to preclude a possibility of irreparable harm related to the conversion of ARC’s shares. Additionally, the Chancery Court ruled that Digital World’s public disclosures regarding the nature of ARC’s claims and possible conversion scenarios at the closing of the Business Combination further precluded a possibility of irreparable harm related to inadequate disclosure for purposes of the March 22, 2024 vote.

In issuing its ruling, the Chancery Court ruled that by March 8, 2024, ARC and Digital World must confer and propose a schedule by which the Chancery Court may resolve the action within 150 days following the Business Combination. The Chancery Court also further ordered the parties to provide the court with a stipulation by March 8, 2024 regarding ARC’s ability to maintain standing over its claim following its vote in favor of the Business Combination. Additionally, the Chancery Court requested that the parties stipulate to the establishment of an escrow account for the placement of disputed shares following the Business Combination, to be held pending conclusion of the action. Finally, the Chancery Court requested that counsel for Digital World submit a letter to the Chancery Court by March 8, 2024 “addressing how this litigation will proceed alongside the Florida litigation” filed by Digital World on February 27, 2024 in the Circuit Court of Sarasota County, Florida.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital World Acquisition Corp.

Dated: March 6, 2024	By:	/s/ Eric Swider
	Name:	Eric Swider
	Title:	Chief Executive Officer